UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

AMEDICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On May 10, 2018, Amedica Corporation (the “Company” or “Amedica”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the underwriters identified therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 15,000 units, each unit consisting of (i) one share of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), initially convertible into 758 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) 758 warrants (the “Warrants”) to purchase shares of Common Stock, at a public offering price of $1,000 per unit (the “Offering”). Amedica closed the Offering on May 14, 2018 (the “Closing”). The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached to this report as Exhibit 1.1 and incorporated herein by reference.

The Series B Preferred Stock and Warrants were offered and sold pursuant to the Company’s effective registration statement on Form S-1 (Registration No. 333-223032) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on May 10, 2018, and the final prospectus dated May 10, 2018.

Series B Preferred Stock

The material terms and provisions of the shares of Series B Preferred Stock are summarized below. This summary of some provisions of the Series B Preferred Stock is not complete. For the complete terms of the Series B Preferred Stock, you should refer to the certificate of designation (the “Certificate of Designation”) included as Exhibit 3.1.

Number of Preferred Shares.

Our board of directors designated 15,000 shares of our preferred stock as Series B Preferred Stock. The Series B Preferred Stock was issued in book-entry form and is represented only by one or more global certificates deposited with The Depository Trust Company, or DTC, and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Ranking of Preferred Shares.

The Series B Preferred Stock ranks senior to our Common Stock and other classes of capital stock with respect to redemption, unless the holders of a majority of the outstanding shares of Series B Preferred Stock consent to the creation of parity stock or senior preferred stock. See – “Beneficial Ownership Limitation” below for a description of an additional right that makes the Series B Preferred Stock senior to our Common Stock.

Beneficial Ownership Limitation

Each share of Series B Preferred Stock is convertible at any time at the holder’s option at the Conversion Price. Notwithstanding the foregoing, the Certificate of Designation further provides that we may not effect any conversion of Series B Preferred Shares, with certain exceptions, to the extent that, after giving effect to an attempted conversion, the holder of Series B Preferred Shares (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of Common Stock in excess of 4.99% (or, at the election of the holder, 9.99%) of the shares of our Common Stock then outstanding after giving effect to such conversion, referred to as the Preferred Stock Beneficial Ownership Limitation; provided, however, that upon notice to the Company, the holder may increase or decrease the Preferred Stock Beneficial Ownership Limitation, provided that in no event may the Preferred Stock Beneficial Ownership Limitation exceed 9.99% and any increase in the Preferred Stock Beneficial Ownership Limitation will not be effective until 61 days following notice of such increase from the holder to us.

Forced Conversion.

Subject to certain ownership limitations as described below and certain equity conditions being met, if during any 30 consecutive trading days, the volume weighted average price of our common stock exceeds $4.3536 and the daily dollar trading volume during such period exceeds $500,000 per trading day, we shall have the right to force the conversion of the Series B Preferred Stock into Common Stock.

Conversion Price.

The Series B Preferred Stock is convertible into shares of Common Stock by dividing the stated value of the Series B Preferred Stock ($1,100) by: (i) for the first 40 trading days following the closing of this offering, $1.4512 (the “Conversion Price”), (ii) on or after July 12, 2018 but prior September 7, 2018, the lesser of  (a) the Conversion Price and (b) 87.5% of the lowest volume weighted average price for our Common Stock as reported at the close of trading on the market reporting trade prices for the Common Stock during the five trading days prior to July 12, 2018, and (iii) on or after September 7, 2018, the lesser of  (a) the Conversion Price and (b) 87.5% of the lowest volume weighted average price for our Common Stock as reported at the close of trading on the market reporting trade prices for the Common Stock during the five trading days prior to the date of the notice of conversion. In the case of (ii)(b) and (iii)(b) above, the share price shall not be less than $0.48 (the “Floor Price”).

The Conversion Price and the Floor Price are subject to adjustment for stock splits, stock dividends, distributions of Common Stock or securities convertible, exercisable or exchangeable for Common Stock, subdivisions, combinations and reclassifications. Further, the Conversion Price is subject to full ratchet adjustment if we issue or are deemed to issue additional shares of our Common Stock at a price per share less than the then effective Conversion Price.

Subject to certain exclusions contained in the Certificate of Designation, if the Company in any manner grants or sells any rights, warrants or options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such option or upon conversion, exercise or exchange of any Common Stock Equivalents (as defined in the Certificate of Designation) issuable upon exercise of any such option, exercise or exchange of any Common Stock Equivalent issuable upon the exercise of such option or otherwise pursuant to the terms thereof is less than the Conversion Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such option for such price per share. For purposes of this paragraph only, the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Stock Equivalent issuable upon exercise of any such option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of  (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such option, upon exercise of such option and upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of such option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such option for which one share of Common Stock is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Stock Equivalents issuable upon exercise of any such option or otherwise pursuant to the terms thereof. Except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock or of such convertible securities upon the exercise of such options or otherwise pursuant to the terms of or upon the actual issuance of such Common Stock Equivalents.

Subject to certain exclusions contained in the Certificate of Designation, if the Company in any manner issues or sells any Common Stock Equivalents and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Conversion Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For purposes of this paragraph only, the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of  (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Common Stock Equivalent and upon conversion, exercise or exchange of such convertible security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such convertible security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Stock Equivalent (or any other person) upon the issuance or sale of such Common Stock Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock Equivalent (or any other person). Except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Common Stock Equivalents is made upon exercise of any options for which adjustment of the Conversion Price has been or is to be made, except as contemplated by the terms of the Certificate of Designation, no further adjustment of the Conversion Price shall be made by reason of such issuance or sale.

If the purchase or exercise price provided for in any options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with stock dividends, splits or combination of outstanding Common Stock) the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such options or convertible securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. If the terms of any option or convertible security that was outstanding as of the date of issuance of the Series B Preferred Stock and related Warrants are increased or decreased in the manner described in the immediately preceding sentence, then such option or convertible security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

If any option and/or convertible security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the holder of Series B Preferred Stock, the “Primary Security”, and such option and/or convertible security and/or Adjustment Right (as defined below), the “Secondary Securities” and together with the Primary Security, each a “unit”), together comprising one integrated transaction, the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be the lower of  (x) the purchase price of such unit, (y) if such Primary Security is an option and/or convertible security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with the paragraphs above and (z) the lowest volume-weighted average price of the Common Stock on any trading day during the four trading day period immediately following the public announcement of such dilutive issuance. If any shares of Common Stock, options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the volume-weighted average prices of such security for each of the five (5) trading days immediately preceding the date of receipt. If any shares of Common Stock, options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, options or convertible securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five trading days after the tenth day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holder.

“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with the paragraph above) of shares of Common Stock that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

In addition, holders of Series B Preferred Stock may be eligible to elect an alternative price in the event we issue certain variable price securities.

Liquidation; Dividends; Repurchases.

In the event of a liquidation, the holders of Series B Preferred Shares are entitled to participate on an as-converted-to-common stock basis with holders of the Common Stock in any distribution of assets of the Company to the holders of the Common Stock. The Certificate of Designation provides, among other things, that we will not pay any dividends on shares of Common Stock (other than dividends in the form of Common Stock) unless and until such time as we pay dividends on each Series B Preferred Share on an as-converted basis. Other than as set forth in the previous sentence, the Certificate of Designation provides that no other dividends will be paid on Series B Preferred Shares and that we will pay no dividends (other than dividends in the form of Common Stock) on shares of Common Stock unless we simultaneously comply with the previous sentence. The Certificate of Designation does not provide for any restriction on the repurchase of Series B Preferred Shares by us while there is any arrearage in the payment of dividends on the Series B Preferred Shares. There are no sinking fund provisions applicable to the Series B Preferred Shares.

Redemption Right.

Subject to the terms of the Certificate of Designation, the Company holds an option to redeem some or all of the Series B Preferred Stock at any time after the six month anniversary of its issuance date at a 25% premium to the stated value of the Series B Preferred Stock subject to redemption, upon 30 days prior written notice to the holder of the Series B Preferred Stock. The Series B Preferred Stock would be redeemed by the Company for cash.

Fundamental Transactions.

In the event of any fundamental transaction, as described in the Certificate of Designation and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our Common Stock, then upon any subsequent conversion of the Series B Preferred Stock, the holder will have the right to receive as alternative consideration, for each share of our Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such fundamental transaction, the number of shares of Common Stock of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of shares of our Common Stock for which the Series B Preferred Stock is convertible immediately prior to such event.

Voting Rights.

With certain exceptions, as described in the Certificate of Designation, the Series B Preferred Shares have no voting rights. However, as long as any shares of Series B Preferred Shares remain outstanding, the Certificate of Designation provides that we may not, without the affirmative vote of holders of a majority of the then-outstanding Series B Preferred Shares, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Shares or alter or amend the Certificate of Designation, (b) increase the number of authorized shares of Series B Preferred Shares, (c) amend our Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of holders of Series B Preferred Shares disproportionately to the rights of holders of our other capital stock, or (d) enter into any agreement with respect to any of the foregoing.

Market and Exchange Listing.

We have not applied, and do not intend to apply, for listing of the shares of Series B Preferred Stock on any securities exchange or other trading system.

Jurisdiction and Waiver of Trial by Jury

Other than with respect to suits, actions or proceedings arising under the federal securities laws, the Certificate of Designation provides for investors to consent to exclusive jurisdiction to courts located in New York, New York and provides for a waiver of the right to a trial by jury. It also provides that disputes are governed by Delaware law.

Warrants

The material terms and provisions of the Warrants are summarized below. This summary of some provisions of the Warrants is not complete. For the complete terms of the Warrants, you should refer to the form of Warrant filed as Exhibit 4.1 to this report.

Pursuant to a warrant agency agreement between us and American Stock Transfer & Trust Company, LLC, as warrant agent, the Warrants were issued in book-entry form and are represented only by one or more global Warrants deposited with the warrant agent, as custodian on behalf of The Depository Trust Company, or DTC, and registered in the name of Cede & Co., a nominee of DTC, or as otherwise directed by DTC.

Exercisability, Exercise Price and Term.

Each Unit issued in the Offering includes 758 Warrants to purchase shares of our Common Stock at an initial exercise price equal to $1.60 per share. The Warrants are exercisable immediately and will expire on the five-year anniversary of the issuance date. The holder of a Warrant will not be deemed a holder of our underlying Common Stock until the Warrant is exercised, except as set forth in the Warrants.

The exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment, similar to that described with respect to the Series B Preferred Stock above, in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting our Common Stock. Subject to certain exclusions contained in the Warrant, the exercise price is also subject to adjustment in the event that we sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents (as defined in the Warrants), at an effective price per share less than the exercise price then in effect (including in the event we issued Series B Preferred Stock at a conversion price lower than the initial conversion price of the Series B Preferred Stock). In addition, Warrant holders may be eligible to elect an alternative price in the event we issue certain variable price securities. The Warrant holders must pay the exercise price in cash upon exercise of the Warrants, unless such Warrant holders are utilizing the cashless exercise provision of the Warrants, which is only available in certain circumstances such as if the underlying shares are not registered with the SEC pursuant to an effective registration statement. We intend to use commercially reasonable efforts to have the registration statement of which this prospectus supplement forms a part effective when the Warrants are exercised.

Fundamental Transactions.

In addition, in the event we consummate a merger or consolidation with or into another person or other reorganization event in which our common shares are converted or exchanged for securities, cash or other property, or we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets or we or another person acquires 50% or more of our outstanding shares of Common Stock, referred to as a fundamental transaction, then following such event, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the same kind and amount of securities, cash or property which the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. Any successor to us or surviving entity is required to assume the obligations under the warrants. Notwithstanding the foregoing, in the event of a fundamental transaction, the holders will have the option, which may be exercised within 30 days after the consummation of the fundamental transaction, to require the company or the successor entity purchase the Warrant from the holder by paying to the holder an amount of cash equal to the Black Scholes value of the remaining unexercised portion of the warrant on the date of the consummation of the fundamental transaction. However, if the fundamental transaction is not within the company’s control, including not approved by the company’s Board of Directors, the holder will only be entitled to receive from the company or any successor entity, as of the date of consummation of such fundamental transaction, the same type or form of consideration (and in the same proportion), at the Black Scholes value of the unexercised portion of the Warrant, that is being offered and paid to the holders of Common Stock of the company in connection with the fundamental transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the fundamental transaction.

Upon the holder’s exercise of a Warrant, we will issue the shares of Common Stock issuable upon exercise of the Warrant within two trading days following our receipt of a notice of exercise, provided that payment of the exercise price has been made (unless exercised via the “cashless” exercise provision).

Prior to the exercise of any Warrants to purchase Common Stock, holders of the Warrants will not have any of the rights of holders of the Common Stock purchasable upon exercise, including the right to vote, except as set forth therein.

Warrant holders may exercise the Warrants only if the issuance of the shares of Common Stock upon exercise of the Warrants is covered by an effective registration statement, or an exemption from registration is available under the Securities Act and the securities laws of the state in which the holder resides. We intend to use commercially reasonable efforts to have the registration statement of which this prospectus supplement forms a part effective when the Warrants are exercised. The Warrant holders must pay the exercise price in cash upon exercise of the Warrants unless there is not an effective registration statement or, if required, there is not an effective state law registration or exemption covering the issuance of the shares underlying the Warrants (in which case, the warrants may only be exercised via a “cashless” exercise provision).

Beneficial Ownership Limitation

The Warrant provides that we may not effect any exercise of the Warrants, with certain exceptions, to the extent that, after giving effect to an attempted exercise, the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of Common Stock in excess of 4.99% (or, at the election of the holder, 9.99%) of the shares of our Common Stock then outstanding after giving effect to such exercise, referred to as the Warrant Beneficial Ownership Limitation; provided, however, that upon notice to the Company, the holder may increase or decrease the Warrant Beneficial Ownership Limitation, provided that in no event may the Warrant Beneficial Ownership Limitation exceed 9.99% and any increase in the Warrant Beneficial Ownership Limitation will not be effective until 61 days following notice of such increase from the holder to us.

Cashless Exercise.

If a Warrant is exercised via the “cashless” exercise provision, the holder will receive the number of shares equal to the quotient obtained by dividing (i) the difference between the VWAP (as determined pursuant to the terms of the Warrants) and the exercise price of the Warrant multiplied by the number of shares issuable under the Warrant if such exercise were by means of a cash exercise by (ii) the VWAP (as determined pursuant to the terms of the Warrants).

Market and Exchange Listing.

We have not applied, and do not intend to apply, for listing of the Warrants on any securities exchange or other trading system.

Jurisdiction and Waiver of Trial by Jury

Other than with respect to suits, actions or proceedings arising under the federal securities laws, the Warrant provides for investors to consent to exclusive jurisdiction to courts located in New York, New York and provides for a waiver of the right to a trial by jury. It also provides that disputes are governed by New York law.

Warrant Agency Agreement

On May 10, 2018, the Company also entered into a warrant agency agreement with American Stock Transfer & Trust Co. (“AST”), pursuant to which AST will serve as warrant agent for the Warrants issued in the Offering. A copy of the Warrant Agency Agreement is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As disclosed previously, the Company used a portion of the proceeds received in the Offering to satisfy that certain Senior Secured Convertible Promissory Note between the Company and Anson Investments Master Fund LP dated January 3, 2018, and that certain Senior Secured Convertible Promissory Note between the Company and MEF I, L.P. dated January 3, 2018.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As disclosed previously, on January 31, 2018, Amedica entered into a securities purchase agreement (the “L2 Purchase Agreement”) with L2 Capital LLC (“L2”). Pursuant to the L2 Purchase Agreement, the Company agreed to sell an original issue discount promissory note in the aggregate principal amount of up to $840,000 (the “L2 Note”) for an aggregate purchase price of up to $750,000 and warrants to purchase up to an aggregate of 68,257 shares of Common Stock of the Company.

In accordance with Section 2.3 of the L2 Note, the Company has given notice to L2 that it has received cash proceeds in excess of $2,000,000 in the Offering. Accordingly, L2 may elect to accelerate payment of the L2 Note, in which case the Company would use proceeds from the Offering to pay off the L2 Note.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2018, the Company filed the Certificate of Designation of Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State. The Certificate of Designation created the Series B Preferred Stock and fixes the rights, preferences, powers, restrictions and limitations of the Series B Preferred Stock. The text of the Certificate of Designation is included as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to its full text.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form of Underwriting Agreement
3.1	Certificate of Designation of Series B Preferred Stock
4.1	Common Stock Warrant
10.1	Warrant Agency Agreement dated May 10, 2018 (incorporated by reference to Exhibit 4.28 to Amendment No. 1 to the Registration Statement on Form S-1/A (Registration No. 333-223032) filed with the SEC on April 26, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDICA CORPORATION

Date: May 15, 2018	By:	/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer